CONSENT OF
                                 FOLEY & LARDNER



     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 12 to the Form N-4 Registration Statement of Glenbrook Life and Annuity Company Variable Annuity Account (File No. 033-91914).



                                     /s/ Foley & Lardner
                                         FOLEY & LARDNER

Washington, D.C.
August 15, 2001